UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.
MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES
MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY INSURED MUNICIPAL SECURITIES
MORGAN STANLEY INSURED MUNICIPAL TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.
(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:
[   ]  Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

INFORMATION ABOUT YOUR PROXY STATEMENT

Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Joint Proxy Statement?

A.	You are being asked to vote on a number of important matters:

(i)	Approval of Modification to each Trust’s Current 80% Investment Policy. Each Trust is currently required to invest at least 80% of its net assets in municipal obligations covered by insurance guaranteeing the timely payment of principal and interest thereon issued by insurers rated “Aaa” by Moody’s Investors Service, Inc. or “AAA” by Standard & Poor’s at the time of purchase or which are covered by a master municipal insurance policy purchased by the Trust. Shareholders of each Trust are being asked to approve a modification to this policy. The proposed modification, as described in the enclosed proxy statement, is designed to provide each Trust’s Investment Adviser with important flexibility to respond to ongoing developments in the insured municipal bond market.

(ii)	Approval of Modifications to each Trust’s Investment Policies for the Trust’s Net Assets Invested Outside its 80% Investment Policy. Each Trust’s Shareholders are being asked to approve modifications relating to the Trust’s investment policies for the Trust’s net assets invested outside the Trust’s 80% investment policy. These modifications are designed to give each Trust’s Investment Adviser increased flexibility to invest in a broader range of investment grade municipal obligations, which may enable it to increase the yield of the Trust’s shares without unduly increasing risks and will facilitate the ability of the Investment Adviser to respond promptly to changing market conditions.

(iii)	Elimination of Certain Fundamental Investment Policies and Restrictions. Each Trust’s Shareholders are being asked to approve the elimination of certain fundamental investment policies and restrictions that are no longer required by current applicable law. These changes are designed to give the Trusts greater flexibility to respond to regulatory and other developments.

(iv)	Modification of Certain Fundamental Investment Policies and Restrictions. Each Trust’s Shareholders are being asked to approve the modification of certain fundamental investment policies and restrictions which, based on current applicable law, are unduly restrictive for the Trusts. These changes are designed to enhance the Investment Adviser’s ability to manage the Trusts’ portfolios in a changing regulatory or investment environment.

Your Trust’s Board of Trustees unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a Shareholder to participate in your Trust’s governance by returning your vote as soon as possible. If enough Shareholders do not cast their votes, your Trust may not be able to hold its meeting or obtain the requisite vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient Shareholder participation.

Q.	Why are Shareholders of each Trust being asked to approve the modifications and eliminations to the Trust’s fundamental investment policies?

A.	As a result of conditions facing the municipal bond insurance market, shareholders are being asked to approve modifications and eliminations of certain fundamental investment policies that are restricting, or may be expected in the future to restrict, each Trust’s ability to effectively maintain its existing focus on insured bonds. The proposals, as described in the enclosed proxy statement, are designed to expand the investment universe in which the Trust can invest thereby providing each Trust’s Investment Adviser with important flexibility to respond to ongoing developments in the insured municipal bond market.

Q.	What happens if shareholders don’t approve the modifications and eliminations to the fundamental investment policies?

A.	If shareholders do not approve the modifications and eliminations to the fundamental investment policies, then the Board will take such action as it deems to be in the best interest of each Trust. Your Trust’s Board urges you to vote without delay in order to avoid potential disruption to the Trust’s operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, Inc., your Trust proxy solicitor, at 1-866-865-5978. Please have your proxy material available when you call.

Q.	How do I vote my Shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, Inc., the proxy solicitor hired by your Trust, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important and in the best interests of the Trusts’ Shareholders. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

2

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES
MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY INSURED MUNICIPAL SECURITIES
MORGAN STANLEY INSURED MUNICIPAL TRUST

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
TO BE HELD NOVEMBER [14], 2008

Special Meetings of Shareholders (“Meeting(s)”) of Morgan Stanley California Insured Municipal Income Trust, Morgan Stanley Insured California Municipal Securities, Morgan Stanley Insured Municipal Bond Trust, Morgan Stanley Insured Municipal Income Trust, Morgan Stanley Insured Municipal Securities and Morgan Stanley Insured Municipal Trust (individually, a “Trust” and, collectively, the “Trusts”), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in Conference Room 3R, 522 Fifth Avenue, New York, New York 10036, on November [14], 2008 at 8:30 a.m., New York City time, for the following purposes:

1. To approve or disapprove a modification to each Trust’s investment policies to enable the Trust, under normal market conditions, to invest at least 80% of its net assets in Municipal Obligations (as defined herein) which are covered by insurance guaranteeing the timely payment of principal and interest thereon and that are rated at least “A” by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of similar credit quality by Morgan Stanley Investment Advisors Inc., the Trust’s Investment Adviser, or covered by insurance issued by insurers whose claims-paying ability is rated at least “A” by a NRSRO. The foregoing ratings apply at the time of purchase.

2. To approve or disapprove a modification to each Trust’s investment policies relating to the portion of the Trust’s net assets not invested in accordance with the Trust’s 80% investment policy.

3. To approve or disapprove the elimination of certain fundamental investment policies and restrictions of each Trust.

4. To approve or disapprove the modification of certain fundamental investment policies and restrictions of each Trust.

5. To transact such other business as may properly come before the Meetings or any adjournments thereof.

Shareholders of record of each Trust as of the close of business on September 12, 2008 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, the Investment Adviser would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Joint Proxy Statement) you may do so in lieu of attending the Meeting in person.

In the event that holders of a majority of each Trust’s shares (as defined herein) issued and outstanding and entitled to vote (a “Quorum”) are not present at the Meeting of any Trust in person or by proxy, or the vote required to approve or reject any Proposal is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust’s Shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meetings.

Mary E. Mullin
     Secretary

[October 1], 2008
New York, New York

IMPORTANT

You can help avoid the necessity and expense of sending follow-up letters to ensure a Quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary Quorum may be represented at the Meetings. The enclosed envelope requires no postage if mailed in the United States. Certain Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES
MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY INSURED MUNICIPAL SECURITIES
MORGAN STANLEY INSURED MUNICIPAL TRUST

522 Fifth Avenue, New York, New York 10036

JOINT PROXY STATEMENT

Special Meetings of Shareholders

November [14], 2008

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the “Board(s)”) of Morgan Stanley California Insured Municipal Income Trust (“IIC”), Morgan Stanley Insured California Municipal Securities (“ICS”), Morgan Stanley Insured Municipal Bond Trust (“IMC”), Morgan Stanley Insured Municipal Income Trust (“IIM”), Morgan Stanley Insured Municipal Securities (“IMS”) and Morgan Stanley Insured Municipal Trust (“IMT”) (individually, a “Trust” and, collectively, the “Trusts”), for use at the Special Meetings of Shareholders of the Trusts to be held jointly on November [14], 2008 (the “Meeting(s)”), and at any adjournments thereof. The first mailing of this Joint Proxy Statement is expected to be made on or about [October 1], 2008.

If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares (“Shares”) represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies submitted by shareholders of a Trust (“Shareholders”) will be voted FOR each Proposal with respect to that Trust, set forth in the attached Notice of Special Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated proxy to the Secretary of the Trusts (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy.

Shareholders of record of each Trust as of the close of business on September 12, 2008, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the “Record Date”), are entitled to one vote for each Share held and a fractional vote for a fractional Share.

The table below sets forth the total number of Common Shares and Preferred Shares outstanding for each Trust as of the Record Date:

	Number of Common	Number of Preferred
	Shares Outstanding as	Shares Outstanding as
	of September 12,	of September 12,
Name of Trust	2008 (Record Date)	2008 (Record Date)

ICS	3,427,552	N/A
IIC	10,660,578	58,400,000
IIM	20,694,674	108,850,000
IMC	3,942,543	23,250,000
IMS	6,591,385	N/A
IMT	17,484,370	93,900,000

The cost of soliciting proxies for the Meeting of each Trust, consisting principally of printing and mailing expenses, will be borne by each respective Trust. The solicitation of proxies will be by mail, telephone or otherwise through Trustees, officers of the Trusts or officers and employees of Morgan Stanley Investment Advisors Inc. (“Morgan Stanley Investment Advisors” or the “Investment Adviser”), Morgan Stanley Trust, Morgan Stanley Services Company Inc. (“Morgan Stanley Services” or the “Administrator”) and/or Morgan Stanley & Co. Incorporated (“Morgan Stanley & Co.”), without special compensation therefor. In addition, each Trust may employ Computershare Fund Services, Inc. (“Computershare”) to make telephone calls to Shareholders to remind them to vote. Each Trust may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a Quorum will not be received. The transfer agent services for each Trust are currently provided by Computershare Trust Company, N.A. (the “Transfer Agent”).

Shareholders will be able to vote their Shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Joint Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can call the toll-free number or access the website listed on the proxy card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the proxy card in the shaded box.

In certain instances, Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trusts have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their Shares in accordance with their instructions. To ensure that Shareholders’ instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder’s vote may be taken by telephone, each Shareholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. In the event that Computershare is retained as proxy solicitor, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contacts, obtaining Shareholders’ telephone numbers, and providing additional materials upon Shareholder request, at an estimated total cost of $55,177, which will be borne pro rata by the Trusts.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Trust and, because Shareholders may own Shares of more than one Trust, to potentially avoid burdening Shareholders with more than one proxy statement. Shares of a Trust are entitled to one vote each at the respective Trust’s Meeting. To the extent information relating to common ownership is available to the Trusts, a Shareholder that owns record Shares in two or more of the Trusts will receive a package containing a Joint Proxy Statement and proxy cards for the Trusts in which such Shareholder is a record owner. If the information relating to common ownership is not available to the Trusts, a Shareholder that beneficially owns Shares in two or more Trusts may receive two or more packages each containing a Joint Proxy Statement and a proxy card for each Trust in which such Shareholder is a beneficial owner. If the proposed changes to the investment policies and restrictions are approved by Shareholders of one Trust and disapproved by Shareholders of other Trusts, the Proposals will be implemented for the Trust that approved the Proposals and will not be implemented for any Trust that did not approve the Proposals. Thus, it is essential that Shareholders complete, date, sign and return each enclosed proxy card or vote by telephone or Internet as indicated in each Trust’s proxy card.

Only one copy of this Joint Proxy Statement will be delivered to multiple Shareholders sharing an address unless we have received contrary instructions from one or more Shareholders. Upon written or oral request, we will deliver a separate copy of this Joint Proxy Statement to a Shareholder at a shared address to which a single copy of this Joint Proxy Statement was delivered. Should any Shareholder wish to receive a separate proxy statement or should Shareholders sharing an address wish to receive a single proxy statement in the future, please contact (888) 421-4015 (toll-free).

Shareholders are being solicited and are entitled to vote on all Proposals set forth herein.

Proposal 1	To approve or disapprove a modification to each Trust’s investment policies to enable the Trust, under normal market conditions, to invest at least 80% of its net assets in Municipal Obligations which are covered by insurance guaranteeing the timely payment of principal and interest thereon and that are rated at least “A” by a NRSRO or are unrated but judged to be of similar credit quality by the Trust’s Investment Adviser, or covered by insurance issued by insurers whose claims-paying ability is rated at least “A” by a NRSRO. The foregoing ratings apply at the time of purchase.
Proposal 2	To approve or disapprove a modification to each Trust’s investment policies relating to the portion of the Trust’s net assets not invested in accordance with the Trust’s 80% investment policy.
Proposal 3	To approve or disapprove the elimination of certain fundamental investment policies and restrictions of each Trust.
Proposal 4	To approve or disapprove the modification of certain fundamental investment policies and restrictions of each Trust.

The Board of each Trust unanimously recommends that you cast your vote “FOR” each Proposal set forth above.

Your vote is important. Please return your Proxy Card promptly no matter how many Shares you own.

PROPOSAL NO. 1: APPROVAL OR DISAPPROVAL OF MODIFICATIONS
TO EACH TRUST’S INVESTMENT POLICIES RESPECTING
INVESTMENTS OF AT LEAST 80% OF ITS NET ASSETS IN INSURED MUNICIPAL
OBLIGATIONS (“CURRENT 80% INVESTMENT POLICY”)

Each Trust has certain investment policies as set forth in the respective Trust’s original Prospectus that are fundamental policies of the Trust. Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), a fundamental policy may not be changed without the favorable vote of a majority of the outstanding voting securities of the Trust, as defined in the Investment Company Act. Such a majority is defined as the lesser of (a) 67% or more of the Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding Shares.

On [ • ], 2008, the Board of Trustees of each Trust unanimously approved a recommendation by the Investment Adviser that each Trust seek authorization from its Shareholders to modify its Current 80% Investment Policy, which requires the Trust to invest at least 80% of its net assets in Municipal Obligations that are covered by insurance guaranteeing the timely payment of principal and interest thereon issued by insurers rated “Aaa” by Moody’s Investors Service, Inc. (“Moody’s”) or “AAA” by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), at the time of purchase or which are covered by a master municipal insurance policy purchased by the Trust (“Insurance Requirement”). The proposed modification to this policy, for which we seek shareholder approval, would require each Trust to invest at least 80% of its net assets in Municipal Obligations1 (“Proposed 80% Investment Policy”). Each Trust’s Proposed 80% Investment Policy would remain a fundamental policy of the Trust, which requires that any further changes to such policy be approved by Shareholders of the Trust, as required by the Investment Company Act.

If approved by the shareholders, the Insurance Requirement would no longer be part of each Trust’s Proposed 80% Investment Policy. However, each Trust would have a non-fundamental policy, established by the Board, which would require each Trust to invest, under normal market conditions, at least 80% of its net assets in Municipal Obligations which are covered by insurance guaranteeing the timely payment of principal and interest thereon and that are rated at least “A” by a NRSRO or are unrated but judged to be of similar credit quality by the Trust’s Investment Adviser, or covered by insurance issued by insurers whose claims-paying ability is rated at least “A” by a NRSRO. The foregoing ratings apply at the time of purchase. Because this is a non-fundamental policy, the Investment Adviser will be able to modify such policy of each Trust, subject to the approval of the Board of Trustees, without incurring the delay and expense associated with seeking a Shareholder vote each time a change to the policy is deemed necessary and will facilitate the ability of the Investment Adviser to respond promptly to evolving markets and changes in market condition.

The current rating requirements included in each Trust’s Current 80% Investment Policy reflects the state of the industry with respect to municipal bond insurers at the time of the inception of these Trusts. Recently, the financial markets have witnessed a tremendous amount of turbulence related to issues concerning sub-prime investments, auction rate preferred shares and collateralized debt obligations, among others. Deterioration in the credit quality of securities backed by sub-prime residential mortgages has disrupted many markets and

1 For IMC, IIM, IMS and IMT, Municipal Obligations include municipal bonds, municipal notes and municipal commercial paper, as well as lease obligations, including such instruments purchased on a when-issued or delayed delivery basis, the interest on which is exempt from federal income tax. For IIC and ICS, Municipal Obligations include municipal bonds, municipal notes and municipal commercial paper, as well as lease obligations, including such instruments purchased on a when-issued or delayed delivery basis, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.

companies, including bond insurers, which, in addition to insuring municipal bonds, have also provided guarantees on these mortgage-related securities. As a result, the financial strength of certain municipal bond insurers has come under greater scrutiny and certain bond insurers have had their businesses called into question, particularly with respect to the adequacy of their capital. Those insurers that have expanded their business models into areas such as mortgage insurance have been adversely affected, and the ratings assigned to certain municipal bond insurers either have been downgraded or are being reviewed for possible downgrades by certain of the primary ratings agencies. This has caused a ripple effect in the fund industry, where many insured municipal bond funds, including the Trusts, require that such funds invest in municipal securities that are insured as to the timely payment of principal and interest by an entity rated “Aaa/AAA.” Currently, only three bond insurers maintain “Aaa/AAA” ratings. As a result, the universe of eligible Municipal Obligations in which the Trusts may currently invest has substantially narrowed. In response to these market events, certain of Morgan Stanley’s peer funds have revised their investment universe with respect to the credit rating of municipal bond insurers.

In the Investment Adviser’s view, because so few insurers are rated “Aaa/AAA,” the current “Aaa/AAA” rating requirement may unduly limit its ability to diversify the Trusts’ investments among various municipal bond issuers and insurers. The aforementioned non-fundamental investment policy for each Trust to invest, under normal market conditions, at least 80% of its net assets in Municipal Obligations which are covered by insurance guaranteeing the timely payment of principal and interest thereon and that are rated at least “A” or covered by insurance issued by insurers whose claims-paying ability is rated at least “A” is designed to provide the Investment Adviser with important flexibility to respond to on-going developments in the bond insurance market, while ensuring that the Trusts continue to invest at least 80% of their net assets in insured bonds backed by insurers with solid credit ratings.

The Board of Trustees of each Trust evaluated the potential benefits associated with the modifications discussed above and concluded that the Proposal is in the best interest of its Shareholders.

The Board of Trustees of each Trust unanimously recommends that Shareholders of each Trust approve the proposed modifications to the Trust’s Current 80% Investment Policy.

PROPOSAL NO. 2: APPROVAL OR DISAPPROVAL OF A MODIFICATION
TO EACH TRUST’S INVESTMENT POLICIES RELATING TO THE PORTION OF THE
TRUST’S NET ASSETS NOT INVESTED IN ACCORDANCE WITH THE TRUST’S 80%
INVESTMENT POLICY

Each Trust has investment policies relating to the portion of the Trust’s net assets not invested in accordance with its 80% investment policy. These investment policies, as set forth in the respective Trust’s original Prospectus, are also fundamental policies of the Trust. Under the Investment Company Act, a fundamental policy may not be changed without the favorable vote of a majority of the outstanding voting securities of the Trust, as defined in the Investment Company Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares.

In this regard, each Trust currently may invest up to 20% of its net assets in escrow secured obligations, short term, high quality securities which may be either taxable or tax-exempt, options and futures (“20% Policy”). Additionally, each Trust may invest any percentage of its net assets in short term, high quality securities for defensive purposes or to keep cash on hand fully invested (“Defensive Policy”).

On [ • ], 2008, the Board of Trustees of each Trust unanimously approved a recommendation by the Investment Adviser that each Trust seek authorization from its Shareholders to modify each Trust’s investment policy to permit the Trust to invest up to 20% of its net assets in taxable or tax-exempt fixed income securities rated at least investment grade by a NRSRO or, if not rated, determined by the Investment Adviser to be of comparable quality, including uninsured Municipal Obligations, obligations of the U.S. government, its respective agencies or instrumentalities, and other fixed income obligations, and, during periods in which the Investment Adviser believes that changes in economic, financial or political conditions make it advisable to do so, to an unlimited extent in such investments for temporary defensive purposes. The Trust may also invest in options, futures, swaps and other derivatives.

In addition, the Board of Trustees of each Trust unanimously approved a recommendation by the Investment Adviser that each Trust seek authorization from its Shareholders to designate each Trust’s 20% investment policy as a non-fundamental policy of the Trust. Each Trust’s 20% Policy and Defensive Policy are set forth in Appendix A. This proposed reclassification will allow the Investment Adviser to modify the 20% investment policy of each Trust, subject to the approval of the Board of Trustees, without incurring the delay and expense associated with seeking a Shareholder vote each time a change to the policy is deemed necessary and will facilitate the ability of the Investment Adviser to respond promptly to evolving markets and changes in market conditions.

The Investment Adviser believes that the proposed modification will increase its flexibility to invest in a broader range of investment grade Municipal Obligations, which may enable it to increase the yield of the Trusts’ shares without unduly increasing risks. The Board of Trustees of each Trust evaluated the potential benefits of the proposed modification and expansion in the universe of permissible investments of the Trust and concluded that the Proposal is in the best interest of its Shareholders.

The Board of Trustees of each Trust unanimously recommends that Shareholders of each Trust approve the proposed modification to each Trust’s investment policies, as discussed above.

OVERVIEW OF PROPOSALS 3 AND 4 RELATED TO THE
ELIMINATION OR MODIFICATION OF CERTAIN
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The Investment Company Act requires a registered investment company, including each of the Trusts, to have certain specific investment policies that can be changed only with Shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a Shareholder vote. Both types of policies are often referred to as “fundamental” policies. In this Joint Proxy Statement, the word “restriction” or “limitation” is sometimes used to describe a policy. Certain fundamental policies have been adopted in the past by the Trusts to reflect certain regulatory, business or industry conditions that are no longer in effect. For example, the National Securities Markets Improvement Act of 1996 (“NSMIA”) preempted many investment restrictions formerly imposed by state securities laws and regulations (these state laws and regulations are often referred to as “blue sky” laws and regulations), so those state requirements no longer apply. As a result, many of the current restrictions unnecessarily limit the investment strategies available to the Trusts’ Investment Adviser in managing each Trust’s assets. In addition, the lack of uniform standards across the Trusts leads to operating inefficiencies and increases the costs of compliance monitoring. Accordingly, the Trusts’ Investment Adviser recently conducted a review of each Trust’s fundamental policies with a goal to simplify, modernize and make consistent with those of other investment companies advised by the Investment

Adviser or its affiliates, the Trusts’ policies that are required to be fundamental under the Investment Company Act.

Proposal Nos. 3 and 4 seek Shareholder approval of changes that are intended to accomplish the foregoing goals. The Investment Adviser notes that each Proposal does not apply to each Trust. The proposed changes to the fundamental policies are discussed in detail below. The tables following this discussion will assist you in determining which Proposals apply to your Trust(s) and which investment policy or restriction changes are proposed for each Trust. By reducing to a minimum those policies that can be changed only by a Shareholder vote, each Trust should be able to avoid the costs and delay associated with a Shareholder meeting and each Board believes that the Investment Adviser’s ability to manage the Trust’s portfolio in a changing regulatory or investment environment will be enhanced.

Shareholders should note that certain of the proposed fundamental policies are stated in terms of “to the extent permitted by the Investment Company Act or the rules and regulations thereunder.” Applicable law can change over time and may become more or less restrictive as a result. The fundamental policies have been drafted in this manner so that a change in law would not require the Trusts to seek a Shareholder vote to amend the policy to conform to applicable law, as revised. Although the Proposals give the Trusts greater flexibility to respond to future investment opportunities, the Investment Adviser does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Trusts, nor does the Investment Adviser anticipate that the proposed elimination and modification of certain fundamental investment policies and restrictions will, individually or in the aggregate, change materially the manner in which the Trusts are managed and operated.

PROPOSAL NO. 3: APPROVAL OR DISAPPROVAL OF
ELIMINATION OF CERTAIN FUNDAMENTAL
INVESTMENT POLICIES AND RESTRICTIONS

								3H			3K
								Eliminate			Eliminate
						3F		Limitation			Policy
	3A			3D	3E	Eliminate		on			Prohibiting
	Eliminate	3B	3C	Eliminate	Eliminate	Director/	3G	Investments	3I	3J	Investments
	Pledging	Eliminate	Eliminate	Exercising	Unseasoned	Officer	Eliminate	in Taxable	Eliminate	Eliminate	in Other
	Assets	Margin	Oil & Gas	Control	Companies	Ownership	Common	Debt	Puts/Calls	Short Sales	Investment
Trust	Policy	Policy	Policy	Policy	Policy	Policy	Stock Policy	Securities	Policy	Policy	Companies

ICS	X	X	X	X	X	X	X		X	X	X
IIC	X	X	X	X	X	X	X		X	X	X
IMC	X	X	X	X	X	X	X	X	X	X	X
IMT	X	X	X	X	X	X	X	X	X	X	X
IIM	X	X	X	X	X	X	X	X	X	X	X
IMS	X	X	X	X	X	X	X	X	X	X	X

Proposal 3.A. — Elimination of the Fundamental Policy Restricting
the Trust’s Ability to Pledge Assets

APPLICABLE TRUSTS: ALL TRUSTS

Reasons for the Elimination of the Investment Policy:

Each Trust’s fundamental policy prohibiting or restricting pledging or otherwise encumbering the Trust’s assets was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from each Trust’s fundamental investment policies.

The Trusts’ current limits on pledging may conflict with each Trust’s ability to borrow money for temporary emergency purposes or for any other purpose. This conflict arises because banks may require borrowers such as the Trusts to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. The Trusts’ current policies, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Trusts may borrow in these situations.

Although the Investment Adviser currently plans, on behalf of the Trusts, to engage only in pledging in connection with borrowing money for temporary emergency purposes, pledging assets could decrease the Trusts’ ability to liquidate assets. If the Trusts pledge a large portion of their assets, the ability to meet various obligations could be delayed. In any event, the Trusts’ current borrowing limits would remain consistent with limits prescribed under the Investment Company Act.

Proposal 3.B. — Elimination of the Fundamental Policy Restricting
Purchases of Securities on Margin

APPLICABLE TRUSTS: ALL TRUSTS

Reasons for the Elimination of the Investment Policy:

Each Trust’s fundamental policy restricting margin activities was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, these policies are no longer required and may be eliminated from each Trust’s fundamental investment policies. Furthermore, it is unlawful for an investment company, in contravention of applicable Securities and Exchange Commission (the “SEC”) rules or orders, to purchase securities on margin except for such short term credits as are necessary for clearing transactions. As a result, elimination of each Trust’s restriction on margin activities is unlikely to affect the Trust’s investment strategies at this time. However, in the event of a change in the applicable federal regulatory requirements, the Trusts would have the flexibility to alter their investment practice without the expense and delay of a Shareholder vote. The extent to which a Trust engages in margin activities, and the nature and risks of such transactions, would be disclosed in the Trust’s annual or semi-annual report to Shareholders.

Proposal 3.C. — Elimination of the Fundamental Policy Prohibiting
Investments in Oil, Gas and Other Types of Mineral Leases

APPLICABLE TRUSTS: ALL TRUSTS

Reasons for the Elimination of the Investment Policy:

Each Trust’s fundamental policy prohibiting its ability to purchase interests in oil, gas or other types of minerals leases, rights or royalty contracts was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this policy is no longer applicable and may be eliminated from the Trusts’ investment policies. There are no current expectations that the Trusts will engage in such activities. However, elimination of the fundamental policy would afford the Trusts the flexibility to make such investments without the delay and expense of a Shareholder vote. Should a Trust decide to engage in such activities, appropriate disclosure regarding the nature and risks of such investments would be disclosed in the Trust’s annual or semi-annual report to Shareholders.

Proposal 3.D. — Elimination of the Fundamental Policy Prohibiting
Investments for Purposes of Exercising Control

APPLICABLE TRUSTS: ALL TRUSTS

Reasons for the Elimination of the Investment Policy:

Each Trust’s fundamental policy prohibiting it from investing in a security for the purpose of obtaining or exercising control over, or management of, the issuer was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Trust’s investment policies. Eliminating this investment restriction would not affect the Trusts’ investment strategies, as the Trusts do not ordinarily invest for the purpose of exercising control over companies.

Proposal 3.E. — Elimination of the Fundamental Policy
Regarding Investments in Unseasoned Companies

APPLICABLE TRUSTS: ALL TRUSTS

Reasons for the Elimination of the Investment Policy:

Each Trust’s fundamental policy prohibiting investments in issuers that have been in business for less than three years (i.e., unseasoned companies) was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Trust’s fundamental investment policies. Elimination of the policy would permit a Trust to further avail itself of investment opportunities in smaller capitalization, less seasoned companies. Such companies may not have experience in operating through prolonged periods of economic difficulty and, as a result, the price of their shares may be more volatile than the shares of companies that have longer operating histories. To the extent that a Trust invests in these types of issuers, it may be subject to greater risks and appropriate disclosure regarding the nature and risks of such investment would be disclosed in the Trust’s annual or semi-annual report to Shareholders.

Proposal 3.F. — Elimination of the Fundamental Policy Prohibiting or Restricting the
Purchase of Securities of Issuers in which Trustees or Officers Have an Interest

APPLICABLE TRUSTS: ALL TRUSTS

Reasons for the Elimination of the Investment Policy:

Each Trust’s fundamental policy prohibiting or restricting the purchase of securities in which Trust officers or Trustees have an interest was originally adopted to address the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from the Trusts’ fundamental investment policies. Eliminating this restriction would increase the Investment Adviser’s flexibility when choosing investments on a Trust’s behalf. In addition, the Investment Adviser believes that the policy is unnecessary because each Trust’s Code of Ethics adequately covers and provides for the monitoring of the Trust’s securities purchases and security ownership by the Trust’s officers and Trustees. Further, securities purchased by a Trust that may pose conflicts of interest are subject to the restrictions imposed by Section 17 of the Investment Company Act and the rules thereunder.

Proposal 3.G. — Elimination of the Fundamental Policy
Regarding Purchase of Common Stock

APPLICABLE TRUSTS: ALL TRUSTS

Reasons for the Elimination of the Investment Policy:

Each applicable Trust’s fundamental policy prohibiting it from investing in common stock was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Trust’s investment policies. Eliminating this investment restriction would not affect the Trust’s principal investment strategies.

Proposal 3.H. — Elimination of the Fundamental Policy Restricting
Investments in Taxable Debt Securities

APPLICABLE TRUSTS: IMC, IMT, IIM AND IMS

Reasons for the Elimination of the Investment Policy:

Each applicable Trust’s fundamental policy prohibiting it from purchasing more than 10% of all outstanding taxable debt securities of any one issuer is not required by federal or state securities laws and therefore may be eliminated from a Trust’s investment policies. Eliminating this investment restriction would not affect the Trust’s principal investment strategies.

Proposal 3.I. — Elimination of the Fundamental Policy
Regarding the Purchase or Sale of Puts, Calls and Combinations Thereof

APPLICABLE TRUSTS: ALL TRUSTS

Reasons for the Elimination of the Investment Policy:

Each Trust’s fundamental policy limiting investments involving puts, calls and combinations thereof is not required under the Investment Company Act to be among a Trust’s fundamental investment policies. The Board of each Trust recommends that Shareholders vote to eliminate this fundamental investment limitation. The elimination of each Trust’s fundamental policy limiting investments involving puts, calls or combinations thereof would permit the Trust greater flexibility to respond to market and other developments. The Trusts’ investment policies set forth in Proposal No. 2 continue to place certain limits on the percentage of Trust assets that may be invested in options. Put and call options involve a certain degree of risk. If a put or call option written by a Trust were exercised, the Trust would be obligated to buy or sell the underlying security at the exercise price. As a result, writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Trust at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Trust to the option holder at a lower price than its current market value.

Proposal 3.J. — Elimination of the Fundamental Policy
Regarding the Short Sale of Securities

APPLICABLE TRUSTS: ALL TRUSTS

Reasons for the Elimination of the Investment Policy:

Each of the Trusts has a fundamental policy that prohibits the Trust from making short sales. This policy is not required under the Investment Company Act to be among a Trust’s fundamental investment policies. The Board of each Trust recommends that Shareholders vote to eliminate this fundamental investment limitation. Although no Trust has any current intention to engage in short sales, they may make short sales “against the box,” in which a Trust enters into a short sale of a security it owns. Engaging in short sales “against the box” may expose the Trusts to market risk and tax risk. The elimination of the current policy would give the Investment Adviser flexibility in its ability to respond to the availability of new instruments and strategies without the costs and delays associated with a future Shareholder vote.

Proposal 3.K. — Elimination of the Fundamental Policy
Prohibiting Investments in Other Investment Companies

APPLICABLE TRUSTS: ALL TRUSTS

Reasons for the Elimination of the Investment Policy:

The fundamental investment policy on investments in other investment companies was based on requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this policy is no longer required to be among a Trust’s fundamental investment policies. Moreover, in the absence of this policy, the Trusts are still subject to the limitations on investments in other investment companies imposed on all funds under Section 12(d)(1)(A) of the Investment Company Act. In general, under that section, an investment company (“Acquiring Fund”) cannot acquire shares of another investment company (“Acquired Fund”) if, after the acquisition, (i) the Acquiring Fund would own more than 3% of the Acquired Fund’s securities; (ii) more than 5% of the total assets of the Acquiring Fund would be invested in the Acquired Fund; and (iii) more than 10% of the total assets of the Acquiring Fund would be invested in other investment companies (including the Acquired Fund). The Board of each Trust recommends that Shareholders vote to eliminate this fundamental investment limitation.

The Board of Trustees of each Trust unanimously recommends that Shareholders of each Trust approve the proposed eliminations.

PROPOSAL NO. 4: APPROVAL OR DISAPPROVAL OF A
MODIFICATION OF CERTAIN FUNDAMENTAL
INVESTMENT POLICIES AND RESTRICTIONS

4E
	4A	4B		4D	Modify
	Modify	Modify	4C	Modify	Senior
	Diversification	Borrowing	Modify Loan	Commodities	Securities
Trust	Policy	Policy	Policy	Policy	Policy

ICS		X	X	X	X
IIC		X	X	X	X
IMC	X	X	X	X	X
IMT	X	X	X	X	X
IIM	X	X	X	X	X
IMS	X	X	X	X	X

Proposal 4.A. — Modification of the Fundamental Policy
Regarding Diversification

APPLICABLE TRUSTS: IMC, IMT, IIM AND IMS

Proposed New Fundamental Investment Policy:  The Trust may not invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act, as amended from time to time.

Discussion of Proposed Modification:

Section 8(b) of the Investment Company Act requires an investment company to state whether it is “diversified” as that term is defined in the Investment Company Act. Consequently, the proposed modification is consistent with the Investment Company Act, which only requires that a Trust state whether it is diversified. The Investment Company Act requires that funds classify themselves as either diversified or non diversified. The difference is that diversified funds are subject to stricter percentage limits on the amount of assets that can be invested in any one company. Specifically, a diversified fund may not, with respect to 75% of its total assets: (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding voting securities of such issuer.

No change is being proposed to a Trust’s designation as diversified. Instead, the proposed change would modify a Trust’s fundamental investment policies regarding its sub-classification under the Investment Company Act to rely on the definitions of the term “diversified” in the Investment Company Act rather than stating the relevant percentage limitations expressed under current law. As a result, without a Trust’s Board or Shareholders taking further action, the modified investment policy would automatically apply the requirements of “diversification” under the Investment Company Act to a Trust as those requirements may be amended from time to time.

Certain “diversified” Trusts have adopted limitations more restrictive than those required under the Investment Company Act, specifically these Trusts apply the 5% limitation and/or the 10% limitation referred to above to 100% of the Trust’s assets rather than to 75% of the Trust’s assets as permitted under the Investment Company Act. The proposed change would allow each of these Trusts the ability to invest a higher percentage of its assets in particular issuers when the Investment Adviser deems it appropriate and in the Trust’s best interest while still qualifying as a diversified fund under the Investment Company Act. To the extent that a Trust invests a greater proportion of its assets in a single issuer, it will be subject to a correspondingly greater degree of risk associated with that investment.

Proposal 4.B. — Modification of the Fundamental Policy
Regarding Borrowing Money

APPLICABLE TRUSTS: ALL TRUSTS

Proposed New Fundamental Investment Policy:  The Trust may not borrow money, except the Trust may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act, as amended from time to time.

Discussion of Proposed Modification:

Every Trust is required to have a fundamental policy with respect to borrowing and each Trust is presently prohibited from borrowing, except as borrowings may be necessary for temporary or emergency purposes or for repurchase of its shares. The proposed fundamental policy for borrowing would permit the Trusts to borrow up to the full extent permitted under the Investment Company Act. There is no current intention, however, that any of the Trusts would increase their borrowing capacity.

If a Trust borrows and uses the proceeds to make additional investments, the income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs, but such investments will impair its performance if the income and appreciation therefrom are less than such borrowing costs. This factor is known as leverage. The use of leverage is considered speculative and its use could increase the volatility of a Trust’s assets.

Proposal 4.C. — Modification of the Fundamental Policy Regarding Loans

APPLICABLE TRUSTS: ALL TRUSTS

Proposed New Fundamental Investment Policy:  The Trust may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Trust may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act, as amended from time to time.

Discussion of Proposed Modification:

The proposed change is intended to clarify a Trust’s ability to engage in securities lending to the extent permitted by the Investment Company Act and the then current SEC policy. The Investment Company Act currently limits loans of a Trust’s securities to one third of the Trust’s assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents. In the future, should the rules and regulations governing loans by funds change, the proposed restriction would automatically conform to those new requirements without the need to solicit Shareholder votes.

The proposed amendment would not affect the Trusts’ investment strategies. If this Proposal is approved by Shareholders, the Trusts would be permitted to make loans to the maximum extent permitted under the Investment Company Act. Securities lending may be utilized in seeking to generate additional income for a Trust. In lending securities, the Trust will be subject to risk, which like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

Proposal 4.D. — Modification of the Fundamental Policy Regarding
Investment in Commodities

APPLICABLE TRUSTS: ALL TRUSTS

Proposed New Fundamental Investment Policy:  The Trust may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Trust from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment

Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act, as amended from time to time.

Discussion of Proposed Modification:

The proposed changes to a Trust’s policy are intended to make it clear that the Trusts may use futures contracts, options on futures contracts and other derivatives. These instruments are generally accepted under modern portfolio management and are regularly used by many funds and other institutional investors.

Derivatives involve the risk that interest rates, securities prices and currency markets will not move in the direction that a Trust’s portfolio manager anticipates and the risk of imperfect correlation between the price of derivative instruments and movements in the direct investments for which derivatives are a substitute. Other risks include the possible absence of a liquid secondary market for any particular instrument and possible imposed price fluctuation limits by securities exchanges, either of which may make it difficult or impossible to close out a position when desired, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Trust’s initial investment in that instrument (in some cases, the potential loss is unlimited), and the risk that the counterparty will not perform its obligations.

If Shareholders of the Trusts approve this Proposal, the Trusts would have the flexibility to invest in futures contracts and options to the extent determined appropriate by the Investment Adviser and the Board.

Proposal 4.E. — Modification of the Fundamental Policy Regarding
Issuance of Senior Securities

APPLICABLE TRUSTS: ALL TRUSTS

Proposed New Fundamental Investment Policy:  The Trust may not issue senior securities, except the Trust may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act, as amended from time to time.

Discussion of Proposed Modification:

Although the definition of a “senior security” involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund’s assets or earnings that takes precedence over the claims of the fund’s shareholders. The Investment Company Act generally prohibits funds from issuing senior securities; however funds are permitted to engage in certain types of transactions that might be considered “senior securities” as long as certain conditions are satisfied. For example, a transaction, which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period), may be considered a “senior security.” A fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in value equal to its obligation to pay cash for the securities at a future date. The Trusts utilize transactions that may be considered to give rise to “senior securities” only in accordance with applicable regulatory requirements under the Investment Company Act.

Adoption of the proposed limitation on senior securities is not expected to affect the way in which a Trust is managed, the investment performance of any Trust, or the securities or instruments in which a Trust invests. Certain of the Trusts currently have outstanding Preferred Shares, which would be deemed to be senior securities under the definition set forth in the Investment Company Act. The proposed limitation would recognize that Trusts may issue such securities only to the extent permitted under the Investment Company Act.

The Board of Trustees of each Trust unanimously recommends that Shareholders of each Trust approve the proposed modifications.

REQUIRED VOTE FOR EACH PROPOSAL

Approval of each Proposal requires the approval of the holders of a “majority of the outstanding voting securities” of each Trust which under the Investment Company Act means the affirmative vote of the less or (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Trust are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Trust. Proposal No. 1 will be voted on separately by Shareholders holding Preferred Shares of each Trust. Each Board has considered various factors and believes that approval of these investment restriction and policy changes are in the best interest of each Trust and its Shareholders. If these Proposals are not approved by any Trust, that Trust’s current fundamental investment policies and restrictions will remain in effect.

The Board of each Trust, including a majority of the independent Board members, recommends that Shareholders vote “FOR” each of the Trusts’ Proposals, as described above.

SPECIAL NOTICE TO SHAREHOLDERS OF THE TRUSTS

Each Trust has certain investment practices relating to the Trust’s investments in options and futures, variable rate obligations and when-issued or delayed delivery securities which require written notice to Shareholders with respect to any change to such investment practices. Appendix B sets forth the terms under which each Trust may invest in options, futures, variable rate obligations and when-issued or delayed delivery securities going forward. This Joint Proxy Statement constitutes written notice to Shareholders with respect to these changes and, hereafter, the Trusts will no longer be required to provide written notice to Shareholders of further changes to the Trusts’ investment practices. A vote of Shareholders is not required with respect to this item.

SECURITY OWNERSHIP OF CERTAIN TRUSTEES, OFFICERS
AND BENEFICIAL OWNERS

As of September 12, 2008, the aggregate number of shares of each Trust owned by the Trust’s officers and Trustees as a group was less than one percent of each Trust’s outstanding shares. [To the knowledge of each Trust, no person was the beneficial owner of more than 5% of the Trust’s shares, as of that date.] The percentage ownership of Shares of each Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

THE INVESTMENT ADVISER

The Investment Adviser serves as each Trust’s investment adviser pursuant to an investment advisory agreement. The Investment Adviser maintains its offices at 522 Fifth Avenue, New York, New York 10036. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware Corporation. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Morgan Stanley Services Company Inc., a wholly owned subsidiary of the Investment Adviser, serves as the Administrator of each Trust pursuant to an administration agreement. The Investment Adviser and the Administrator serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The address of the Administrator is the same as that of the Investment Adviser set forth above.

Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

ADDITIONAL INFORMATION

In the event that the necessary quorum to transact business or the vote required to approve or reject any Proposal for any Trust is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Trust to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust’s Shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting. Abstentions and broker “non-votes” will not count in favor of or against any such vote for adjournment.

Abstentions and broker “non-votes” will not count as votes in favor of any Proposal, and broker “non-votes” will not be deemed to be present at the Meeting of any Trust for purposes of determining whether a particular Proposal to be voted upon has been approved. Broker “non-votes” are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

REPORTS TO SHAREHOLDERS

Each Trust’s most recent Annual Report for the Trust’s most recent fiscal year end and the most recent Semi-Annual Report succeeding the Annual Report have been previously sent to Shareholders and are available without charge upon request from Morgan Stanley Investor Services, 2800 Post Oak Blvd, 44th Floor, Houston, Texas 77056, (888) 421-4015 (toll-free).

INTEREST OF CERTAIN PERSONS

Morgan Stanley, the Investment Adviser, Morgan Stanley & Co., Incorporated, Morgan Stanley Services Company Inc. and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trusts, may be deemed to have an interest in certain of the Proposals described in this Joint Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Joint Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trusts and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such Proposals.

OTHER BUSINESS

The management of the Trusts knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

By Order of the Board of Trustees

                    Mary E. Mullin
                    Secretary

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APPENDIX A

INVESTMENT POLICIES OF EACH OF IMC, IMT, IIM AND IMS SUBJECT TO THE
PROPOSED CHANGE IN PROPOSAL NO. 2

[T]he Trust may invest in escrow secured obligations that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies and backed by the full faith and credit of the United States sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates. Such escrow secured obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities. Such escrow secured obligations will generally not be insured.

The Trust intends to emphasize investments in Municipal Obligations with long-term maturities because such long-term obligations generally produce higher income than short-term obligations although such longer-term obligations are more susceptible to market fluctuations resulting from changes in interest rates than shorter-term obligations.

The Trust may invest any percentage of its net assets in “temporary investments,” for defensive purposes (e.g., investments made during times where temporary imbalances of supply and demand or other temporary dislocations in the Municipal Obligations market adversely affect the price at which Municipal Bonds, Notes and Commercial Paper are available), and in order to keep cash on hand fully invested. Temporary investments are short-term, high quality, generally uninsured securities which may be either tax-exempt or taxable. The Trust will invest only in temporary investments which are certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; bankers’ acceptances; time deposits; U.S. Government securities; or debt securities rated within the highest grade by Moody’s or S&P (MIG-1 or SP-1 respectively for Municipal Notes and P-1 or A-1 respectively for Municipal Commercial Paper) or, if not rated, are of comparable quality as determined by the Trustees, and which mature within one year from the date of purchase. Temporary investments of the Trust may also include repurchase agreements.

INVESTMENT POLICIES OF EACH OF ICS AND IIC SUBJECT TO THE PROPOSED
CHANGE IN PROPOSAL NO. 2

[T]he Trust may invest in escrow secured obligations that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies and backed by the full faith and credit of the United States sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates. Such escrow secured obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities. Such escrow secured obligations will generally not be insured.

The Trust intends to emphasize investments in California Municipal Obligations and Other Municipal Obligations with long-term maturities because such long-term obligations generally produce higher income than short-term obligations although such longer-term obligations are more susceptible to market fluctuations resulting from changes In interest rates than shorter-term obligations.

The Trust may invest any percentage of its net assets in “temporary investments” for defensive purposes (e.g., investments made during times where temporary imbalances of supply and demand or other temporary dislocations in the California Municipal Obligations market and Other Municipal Obligations market adversely

A-1

affect the price at which Municipal Bonds, Notes and Commercial Paper are available) and in order to keep cash on hand fully invested. Temporary investments are short-term, high quality, generally uninsured securities which may be either tax-exempt or taxable. The Trust will invest only in temporary investments which are certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; bankers’ acceptances; time deposits; U.S. Government securities; or debt securities rated within the highest grade by Moody’s or S&P (MIG 1 or SP-1 respectively for Municipal Notes and P-1 or A-1 respectively for Municipal Commercial Paper) or, if not rated, are of comparable quality as determined by the Investment Manager, and which mature within one year from the date of purchase. Temporary investments of the Trust may also include repurchase agreements.

A-2

APPENDIX B

Options and Futures.  The Trust may invest in options and futures. The Trust may use options and futures to protect against a decline in the Trust’s securities or an increase in prices of securities that may be purchased. If the Trust invests in options and/or futures, its participation in these markets would subject the Trust’s portfolio to certain risks. If the Investment Adviser’s predictions of movements in the direction of the markets are inaccurate, the adverse consequences to the Trust (e.g., a reduction in the Trust’s net asset value or a reduction in the amount of income available for distribution) may leave the Trust in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options which are options negotiated with dealers; there is no secondary market for these investments and they may be difficult to value.

Variable Rate Obligations.  The Trust may invest in Municipal Obligations of the type called variable rate obligations. The interest rate payable on a variable rate obligation is adjusted at predesignated periodic intervals. Other features may include the right whereby the Trust may demand prepayment of the principal amount of the obligation prior to its stated maturity (a “demand feature”) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Trust to maintain a stable net asset value per share and to sell obligations prior to maturity at a price that is approximately the full principal amount of the obligations. The principal benefit to the Trust of purchasing obligations with a demand feature is that liquidity, and the ability of the Trust to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The payment of principal and interest by issuers of certain obligations purchased by the Trust may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether an obligation meets the Trust’s investment quality requirements.

When-Issued and Delayed Delivery Securities.  From time to time, the Trust may purchase securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Trust may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Trust makes the commitment to purchase or sell securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Trust’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of its net asset value. The Trust will also establish a segregated account on the Trust’s books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued or delayed delivery basis.

B-1

[TRUST]

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 8:30 a.m., Eastern Time, on [—], 2008.
Vote by Internet
• Log on to the Internet and go to
www.investorvote.com
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Special Meeting Proxy Card
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
1.	To approve a modification to the Trust’s investment policies to enable the Trust, under normal market conditions, to invest at least 80% of its net assets in Municipal Obligations which are covered by insurance guaranteeing the timely payment of principal and interest thereon and that are rated at least “A” by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of similar credit quality by Morgan Stanley Investment Advisors Inc., the Trust’s Investment Adviser, or covered by insurance issued by insurers whose claims-paying ability is rated at least “A” by a NRSRO. The foregoing ratings apply at the time of purchase.
☐	FOR

☐	AGAINST
2.	To approve a modification to the Trust’s investment policies relating to the portion of the Trust’s net assets not invested in accordance with the Trust’s 80% investment policy.
☐	FOR

☐	AGAINST
3.	To approve the elimination of certain fundamental investment policies and restrictions.
☐	FOR ALL

☐	AGAINST ALL

☐	FOR ALL EXCEPT

☐	ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment policy or restriction, mark “FOR ALL EXCEPT” and write the letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.
(a)	Pledging Assets Policy

(b)	Margin Policy

(c)	Oil & Gas Policy

(d)	Exercising Control Policy

(e)	Unseasoned Companies Policy

(f)	Director/Officer Ownership Policy

(g)	Common Stock Policy

(h)	Limitation on Investments in Taxable Debt Securities

(i)	Puts/Calls Policy

(j)	Short Sales Policy

(k)	Policy Prohibiting Investments in Other Investment Companies
4.	To approve the modification of certain fundamental investment policies and restrictions.
☐	FOR ALL

☐	AGAINST ALL

☐	FOR ALL EXCEPT

☐	ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment policy or restriction, mark “FOR ALL EXCEPT” and write the letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.
(a)	Diversification Policy

(b)	Borrowing Policy

(c)	Loan Policy

(d)	Commodities Policy

(e)	Senior Securities Policy

B Non-Voting Items

Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proxy — [TRUST]
Proxy — [TRUST]
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
The undersigned hereby appoints Stefanie V. Chang Yu, Amy R. Doberman and Mary E. Mullin, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the offices of Morgan Stanley Investment Advisors Inc., 522 Fifth Avenue, New York, New York 10036 on November [14], 2008 at 8:30 a.m., New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all Shares of [Trust] (the “Trust”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Trustees of the Trust.
This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.
Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement for the Meeting to be held on November [14], 2008.